August 6, 2026 Second Quarter 2026 Earnings Presentation EXHIBIT 99.2

Page 2 © 2026 Helix ESG This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding: our plans, strategies and objectives for future operations; our proposed merger with Hornbeck Offshore Services, Inc. (“Hornbeck”); any projections of financial items including projections as to guidance and other outlook information; future operations expenditures; our ability to enter into, renew and/or perform commercial contracts; the spot market; our current work continuing; visibility and future utilization; our protocols and plans; future economic or political conditions; energy transition or energy security; our spending and cost management efforts and our ability to manage changes; oil price volatility and its effects and results; our ability to identify, effect and integrate mergers, acquisitions, joint ventures, divestitures or other transactions; developments; any financing transactions or arrangements or our ability to enter into such transactions or arrangements; our sustainability initiatives; our share repurchase program or execution; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to market conditions and the demand for our services; volatility of oil and natural gas prices; complexities of global political and economic developments; the ultimate timing, outcome and results of integrating our and Hornbeck’s operations, including difficulties and delays relating to such integration and/or delays in realizing anticipated synergies, cost savings and other expected benefits of the transactions, if at all; results from mergers, acquisitions, joint ventures or similar transactions; results from acquired properties; our ability to secure and realize backlog; the performance of contracts by customers, suppliers and other counterparties; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; the effectiveness of our sustainability initiatives and disclosures; human capital management issues; geologic risks; and other risks described from time to time in our filings with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K, our subsequent reports on Form 10-Q and our registration statement on Form S-4 filed in connection with the proposed Hornbeck merger, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by law. Forward-Looking Statements

3 Page 3 © 2026 Helix ESG • Executive Summary (pg. 4) • Operational Highlights (pg. 8) • Key Financial Metrics and Outlook (pg. 12) • Non-GAAP Reconciliations (pg. 15) Agenda

Executive Summary

Page 5 © 2026 Helix ESG Helix Alliance Sale • We sold Helix Alliance on May 1, 2026 for $107.5 million cash, excluding $3.3 million of cash sold, transaction costs and other customary closing items • Net gain pre-tax on sale of $16 million, or $0.11 per diluted share • Financial results of Helix Alliance have been presented in current and all prior periods in Helix’s consolidated financial statements as discontinued operations Hornbeck Offshore Merger • On April 22, 2026, we entered into an agreement to merge with Hornbeck • Under the terms of the merger agreement, we expect that current Helix shareholders will own approximately 45%, and current Hornbeck shareholders will own approximately 55%, of the combined company • Following the merger, we expect that the combined company will be named “Hornbeck Offshore Services, Inc.”, and that our common stock will remain listed on the New York Stock Exchange and will trade under the new ticker symbol “HOS” • We are making progress towards the completion of the merger • The merger has been approved by the Boards of Directors of both companies, and on June 4, 2026, we filed a Registration Statement on Form S-4 with the SEC, which was declared effective July 31, 2026 • We expect the merger will be completed September 1, 2026, subject to the approval of our shareholders at the Special Meeting scheduled for August 31, 2026 and other customary closing conditions Transformative Transactions

Summary of Results

($ in millions, except per share amounts, unaudited)	**Three Months Ended**			**Six Months Ended**	
	6/30/26	**6/30/25**	**3/31/26**	**6/30/26**	**6/30/25**
Revenues	$ 304	$ 252	$ 267	$ 571	$ 513
Gross profit	$ 56	$ 13	$ 18	$ 74	$ 53
	18%	*5%*	*7%*	*13%*	*10%*
Income (loss) from continuing operations	$ 15	$ (5)	$ (5)	$ 10	$ 6
Income (loss) from discontinued operations, net of tax	7	2	(8)	(1)	(6)
Net income (loss)	$ 23	$ (3)	$ (13)	$ 9	$ 0
Basic and diluted earnings (loss) per share	$ 0.15	$ (0.02)	$ (0.09)	$ 0.06	$ 0.00
Adjusted EBITDA[1]					
Business segments	$ 89	$ 46	$ 49	$ 138	$ 115
Corporate, eliminations and other	(14)	(10)	(12)	(26)	(19)
Adjusted EBITDA from continuing operations	$ 75	$ 37	$ 37	$ 112	$ 96
Adjusted EBITDA from discontinued operations	(5)	6	(5)	(10)	(2)
Adjusted EBITDA	$ 70	$ 42	$ 32	$ 102	$ 94
Cash and cash equivalents[2]	$ 652	$ 320	$ 501	$ 652	$ 320
Net Debt[1,2]	$ (348)	$ (8)	$ (198)	$ (348)	$ (8)
Operating Cash Flows	$ 54	$ (17)	$ 62	$ 116	$ (1)
Free Cash Flow[1]	$ 47	$ (22)	$ 59	$ 106	$ (10)

[1] Adjusted EBITDA, Net Debt and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below

[2] Cash and Cash Equivalents and Net Debt include cash and cash equivalents from both continuing and discontinued operations

Amounts may not add due to rounding

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Page 7 © 2026 Helix ESG Financial Results • Net income of $23 million, $0.15 per diluted share • Adjusted EBITDA1 of $70 million (including $75 million from continuing operations) • Operating cash flows of $54 million • Free Cash Flow1 of $47 million Financial Condition • Cash and cash equivalents of $652 million • Liquidity3 of $717 million • Long-term debt of $304 million • Negative Net Debt1 of $348 million Operations • Completed redeployments of Q7000 from Brazil to West Africa and Grand Canyon II from Singapore to the North Sea • Strong seasonal improvements in our North Sea operations Second Quarter 2026 Highlights 1 Adjusted EBITDA, Free Cash Flow and Net Debt are non-GAAP financial measures; see non-GAAP reconciliations below 2 Revenue percentages net of intercompany eliminations; excludes revenues from Helix Alliance, which has been classified as a discontinued operation in Q2 2026 3 Liquidity is calculated as cash and cash equivalents and availability under our ABL facility Production Maximization 38% Decommissioning 46% Renewables 15% Other 1% Revenue By Market Strategy2 Quarter Ended June 30, 2026 Adjusted Amounts may not add due to rounding

Operational Highlights

Segment Results

($ in millions, unaudited)	Three Months Ended						Six Months Ended			
	6/30/26		6/30/25		3/31/26		6/30/26		6/30/25	
Revenues										
Well Intervention	$ 208		$ 157		$ 209		$ 418		$ 355	
Robotics	76		86		62		139		137	
Production Facilities	30		17		19		48		37	
Intercompany eliminations	(10)		(8)		(24)		(34)		(16)	
Total	$ 304		$ 252		$ 267		$ 571		$ 513	
Gross profit (loss) %										
Well Intervention	$ 24	*11%*	$ (12)	*(8%)*	$ 15	*7%*	$ 39	*9%*	$ 12	*3%*
Robotics	17	*22%*	22	*25%*	11	*17%*	28	*20%*	30	*22%*
Production Facilities	16	*54%*	5	*28%*	(7)	*(40%)*	9	*18%*	12	*33%*
Eliminations and other	(1)		(1)		(1)		(1)		(1)	
Total	$ 56	*18%*	$ 13	*5%*	$ 18	*7%*	$ 74	*13%*	$ 53	*10%*
Utilization										
Well Intervention vessels	91%		72%		82%		87%		69%	
Robotics vessels	69%		95%		79%		74%		84%	
Robotics assets (ROVs and trenchers)	67%		62%		56%		62%		57%	

Second Quarter Utilization

Well Intervention

- Fleet utilization 91%
  - 88% in the Gulf of America
  - 97% in the North Sea
  - 89% in Brazil
  - 91% on the *Q7000*
  - 15K IRS idle; 10K IRSs idle; ROAM idle

Robotics

- 374 vessel days (69% utilization)
- 171 integrated vessel trenching days
- 2,440 work class ROV days
- 67% overall ROV and trencher utilization

Production Facilities

- *Helix Producer I* operated at full rates
- Droshky field produced throughout Q2; Thunder Hawk field recommenced production in Q2 following workover completed in Q1

Amounts may not add due to rounding

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10 Page 10 © 2026 Helix ESG • Q5000 (Gulf of America) – 100% utilized in Q2; performed multi-well production enhancement and abandonment scopes for Shell • Q4000 (Gulf of America) – 77% utilized in Q2; completed multi-well production enhancement scopes for Oxy and single-well production enhancement scope for Talos; annual out-of-service period and idle time incurred during Q2 • Well Enhancer (North Sea) – 100% utilized in Q2; worked throughout the period performing decommissioning operations on nine wells for two customers • Seawell (North Sea) – 94% utilized in Q2; completed diving operations for one customer before commencing decommissioning with diving operations for another customer • Q7000 – 91% utilized in Q2; concluded operations with Shell Brazil, then completed a paid transit from Brazil to Ghana for marine maintenance and Nigerian up manning, audits and permits • Sea Helix 1 (Brazil) – 78% utilized in Q2; completed decommissioning scopes on two wells for Petrobras and subsequently commenced its five-year regulatory docking • Siem Helix 2 (Brazil) – 99% utilized in Q2; completed decommissioning scopes on two wells and production enhancement on one well for Petrobras • 15K IRS – idle during Q2 • 10K IRSs – idle during Q2 • ROAM – idle during Q2 Well Intervention 1 Gulf of America utilization includes Q4000 utilization offshore Nigeria between Q4 2024 and Q2 2025 on a six-month contract 2 North Sea utilization includes Seawell utilization in the western Mediterranean during Q1 and Q2 2024 3 Q7000 utilization includes utilization in Australia in 2024, Brazil in 2025 and 2026 and redeployment to West Africa in Q2 2026

11 Page 11 © 2026 Helix ESG • Grand Canyon II (North Sea) – transited from Singapore to North Sea in Q2; ended quarter mobilizing our T-1200 subsea trencher onboard the vessel • Grand Canyon III (North Sea) – 89 days (100%) utilized in Q2; performed renewables trenching for one customer • North Sea Enabler (North Sea) – 82 days (91%) utilized in Q2; performed renewables and oil and gas trenching for three customers; ended quarter demobilizing T-1200 trencher and mobilizing T-1400-1 trencher • Shelia Bordelon (Gulf of America/US East Coast) – 48 days (52%) utilized in Q2; performed oil and gas ROV support work for two customers in Gulf of America and renewables work for another customer on US East Coast; vessel charter expired and was terminated June 30, 2026 • Patriot (North Sea/Baltic Sea) – 91 days (100%) utilized in Q2; performed both UXO ID and boulder relocation scopes in Baltic Sea for one customer • Trym (North Sea) – 64 days (71%) utilized in Q2; performed renewables site clearance work on five projects for three customers • Trenching – 171 integrated vessel trenching days on renewables and oil and gas trenching projects on Grand Canyon III and North Sea Enabler; 90 days stand-alone trenching with the T-1400-2 on third-party vessel; T-1400-1 idle in Q2 • Site Clearance – 137 days utilization on two IROV boulder grabs on the Trym and Patriot during Q2; third IROV boulder grab idle in Q2 Robotics 1 Integrated vessel trenching days represents trenching activities utilizing Helix trenchers on Helix-chartered vessels and excludes stand-alone trenching operations on third-party vessels 2 Integrated vessel ROV days represents work-class ROV and IROV site clearance activities on Helix-chartered vessels

Key Financial Metrics and Outlook

Page 13 © 2026 Helix ESG Total funded debt† of $310 million at 6/30/26 • $300 million Senior Notes due 2029 – 9.75% • $10 million MARAD Debt – 4.93% • Semi-annual amortization payments through maturity in Q1 2027 Debt Instrument Profile † Funded debt represents the principal amount of our long-term debt before subtracting $6 million of remaining unamortized debt discount and issuance costs $5 $5 $300 2026 2027 2028 2029 Principal Payment Schedule at 6/30/26 ($ in millions) MARAD 2029 Senior Notes $332 $368 $445 $652 ($362) ($315) ($308) ($304) $431 $430 $554 $717 $(30) $53 $137 $348 Cash Long-term debt Liquidity Net Debt 12/31/23 12/31/24 12/31/25 6/30/26 Debt and Liquidity Profile at 6/30/26 ($ in millions) 1 Long-term debt net of debt issuance costs 2 Liquidity is calculated as the sum of cash and cash equivalents and available capacity under Helix’s ABL facility but excludes cash pledged to the ABL facility 3 Net Debt is a non-GAAP financial measure; see non-GAAP reconciliations below 1 2 3 Amounts may not add due to rounding

Page 14 © 2026 Helix ESG Well Intervention • Q5000 (Gulf of America) – completed campaign for Shell in early Q3, followed by contracts with Chevron and Shell for the remainder of the year • Q4000 (Gulf of America) – contracted into Q3; identified opportunities with schedule gaps expected between contracts • IRS rental units (Global) – 15K IRS contracted for Chevron campaign during Q3 and 10K IRS rentals available and being marketed globally with identified opportunities in the Gulf of America • Well Enhancer (North Sea) – contracted decommissioning and production enhancement through Q3 followed by expected North Sea seasonal slowdown in Q4 • Seawell (North Sea) – contracted well work in Q4 followed by expected seasonal slowdown • Q7000 (Brazil) – contracted with Shell Nigeria through end of Q3; identified opportunities in West Africa in Q4 with gaps expected • Sea Helix 1 (Brazil) – Contracted with Petrobras into Q4 2028 • Siem Helix 2 (Brazil) – Contracted with Petrobras into Q1 2028 2026 Capital Additions1 • Capital additions from continuing operations during Q2 included $4 million for regulatory certifications costs, which are reported in operating cash flows, and $7 million for capital expenditures • Capital additions for the second half 2026 include the Sea Helix 1 docking and planned regulatory certification costs and other routine maintenance capital spending Robotics • Grand Canyon II (North Sea) – T-1200 mobilized and vessel commenced North Sea trenching late July; vessel fully contracted on long-term NKT project following mobilization of third party T3600 trencher expected Q4 • Grand Canyon III (North Sea) – expected to be fully utilized for remainder of 2026 on two renewables trenching projects • North Sea Enabler (North Sea) – two-year charter commenced July 1; expected to be fully utilized trenching for renewables customers over remainder of 2026 following T-1400-1 mobilization in July • Trym (North Sea) – expected to perform UXO identification and other renewables site preparation and site clearance work with contracted work through Q3 and identified opportunities in Q4 • Patriot (North Sea/Baltic Sea) – expected to continue its Baltic Sea Boulder operations through Q3 and pursue identified opportunities thereafter • Trenchers (Global) – six trenchers with good utilization expected on three integrated vessel trencher spreads in the North Sea and one trencher working on third-party vessel in the Mediterranean during the remainder of the year • ROVs (Global) – expect stronger ROV utilization in 2026 over 2025 Production Facilities • Helix Producer I – under contract throughout 2026 • Thunder Hawk – wells recommenced production in April with production into Q3; wells shut in July with plan for production restoration following ongoing well maintenance and remedial work expected through Q3 • Droshky – ongoing production expected to continue to decline throughout 2026 2026 Outlook and Capital Spend Due to the pending merger with Hornbeck, we have withdrawn our previously issued annual guidance and suspended providing earnings guidance updates. We provide updated qualitative information below for our continuing operations: 1 Capital additions represents accrued capital additions; total cash capital spending was approximately $5 million for regulatory certifications cost and $7 million for capital expenditures during Q2

Non-GAAP Reconciliations

Page 16 © 2026 Helix ESG Non-GAAP Reconciliations ($ in thousands, unaudited) 6/30/26 6/30/25 3/31/26 6/30/26 6/30/25 Reconciliation from Net Income (Loss) to Adjusted EBITDA: Net income (loss) 22,720 $ (2,598) $ (13,406) $ 9,314 $ 474 $ Less: Income (loss) from discontinued operations (7,455) (2,464) 8,164 709 5,848 Income (loss) from continuing operations 15,265 $ (5,062) $ (5,242) $ 10,023 $ 6,322 $ Adjustments: Income tax provision (benefit) 7,142 (3,724) (933) 6,209 1,335 Net interest expense 4,372 6,176 5,409 9,781 12,213 Depreciation and amortization 39,466 39,488 38,409 77,875 76,292 Other (income) expense, net 154 (437) (298) (144) (80) Transaction-related costs 8,340 - - 8,340 General provision for (release of) current expected credit losses (66) 198 25 (41) 113 Adjusted EBITDA from continuing operations $ 74,673 $ 36,639 $ 37,370 $ 112,043 $ 96,195 Adjusted EBITDA from discontinued operations (4,823) 5,791 (5,108) (9,931) (1,780) Adjusted EBITDA $ 42,430 69,850 $ 32,262 $ 102,112 $ 94,415 $ Free Cash Flow: Cash flows from continuing operating activities 53,707 $ (4,629) $ 47,795 $ 101,502 $ (1,073) $ Less: Net capital expenditures from continuing operations (7,177) (4,306) (2,811) (9,988) (8,580) Free Cash Flow from continuing operations $ (8,935) 46,530 $ 44,984 $ 91,514 $ (9,653) $ Free Cash Flow from discontinued operations 190 (12,668) 13,991 14,181 4 Free Cash Flow $ (21,603) 46,720 $ 58,975 $ 105,695 $ (9,649) $ Net Debt: Long-term debt including current maturities of long-term debt 304,305 $ 311,612 $ 303,761 $ 304,305 $ 311,612 $ Less: Cash and cash equivalents and restricted cash (652,234) (319,743) (501,272) (652,234) (319,743) Net Debt $ (8,131) (347,929) $ (197,511) $ (347,929) $ (8,131) $ Three Months Ended Six Months Ended

Page 17 © 2026 Helix ESG Non-GAAP Financial Measures We define Adjusted EBITDA as earnings before income taxes, net interest expense, depreciation and amortization expense, net other income or expense, gains or losses on disposition of assets, long-lived asset impairment losses, transaction-related costs, gains or losses related to convertible senior notes, the change in fair value of contingent consideration and the general provision for (release of) current expected credit losses, if any. We define Free Cash Flow as cash flows from operating activities less capital expenditures, net of proceeds from asset sales and insurance recoveries (related to property and equipment), if any. Net debt is calculated as long-term debt including current maturities of long-term debt less cash and cash equivalents and restricted cash. We use Adjusted EBITDA, Free Cash Flow and Net Debt to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of Adjusted EBITDA, Free Cash Flow and Net Debt provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of Adjusted EBITDA, Free Cash Flow and Net Debt differently from the way we do, which may limit their usefulness as comparative measures. Adjusted EBITDA, Free Cash Flow and Net Debt should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures. See reconciliation of the non-GAAP financial information presented in this presentation to the most directly comparable financial information presented in accordance with GAAP. Non-GAAP Reconciliations

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